EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Shi kai Bui, Chief Executive Officer and I, Kenny Lo, Chief Financial Officer of Sun Motor International, Inc. (the "Company") certify that:

      1. I have reviewed the annual report on Form 10-K of Sun Motor International, Inc.;

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this annual report.

Date: Aug 15, 2007


/s/ Shi Kai Bui
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Shi Kai Bui
Chief Executive Officer


/s/ Kenny Lo
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Kenny Lo
Chief Financial Officer